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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  JUNE 26, 2003



                            PRINTCAFE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)





           DELAWARE                      0-49710                  25-1854929
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)



                     FORTY 24TH STREET
                 PITTSBURGH, PENNSYLVANIA                             15222
         (Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:  (412) 456-1141



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ITEM 5.  OTHER EVENTS.

On June 26, 2003, Printcafe Software, Inc., a Delaware corporation, issued a press release responding to a stockholder class action lawsuit. A copy of the press release in substantially the form released is filed herewith and is incorporated by reference herein.


ITEM 7.  EXHIBITS.

         Exhibit No.       Description
         -----------       -----------
           99.1            Press Release of the registrant, dated June 26, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PRINTCAFE SOFTWARE, INC.


Date:  June 27, 2003                         By: /s/ Marc D. Olin
                                                 ------------------------
                                                 Marc D. Olin
                                                 Chief Executive Officer



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                                                   EXHIBIT INDEX


 Exhibit No.          Description
 -----------          -----------
    99.1              Press Release of the registrant, dated June 26, 2003.